Schedule A

FEDERAL HOME LOAN BANK OF CINCINNATI

							Rate Type/	Next
		Settlement	Maturity	Next Pay	Call	Call	Rate Sub-	Call/Amort	Coupon	FHLBank
Trade Date	CUSIP	Date	Date	Date	Type (1)	Style (2)	Type (3)(4)	Date	Percent	Par ($)
6/3/2015	3130A5DA4	6/5/2015	6/13/2025	12/13/2015	Non-Callable		Fixed Constant		2.625	$10,000,000
6/3/2015	3130A5K81	6/18/2015	6/18/2025	12/18/2015	Optional Principal Redemption	American	Fixed Constant	12/18/2015	3.100	$10,000,000
6/3/2015	3130A5K99	6/25/2015	6/25/2020	9/25/2015	Optional Principal Redemption	Bermudan	Fixed Step Up	9/25/2015	0.500	$15,000,000
6/3/2015	313379DT3	6/5/2015	6/8/2018	6/8/2015	Non-Callable		Fixed Constant		1.250	$10,000,000
6/3/2015	313379EE5	6/5/2015	6/14/2019	6/14/2015	Non-Callable		Fixed Constant		1.625	$50,000,000
6/3/2015	313379Q69	6/5/2015	6/10/2022	6/10/2015	Non-Callable		Fixed Constant		2.125	$55,000,000
6/3/2015	313383HU8	6/5/2015	6/12/2020	6/12/2015	Non-Callable		Fixed Constant		1.750	$40,000,000
6/4/2015	3130A5KV0	6/8/2015	10/8/2015	10/8/2015	Non-Callable		Fixed Constant		0.090	$100,000,000
6/4/2015	3130A5KV0	6/8/2015	10/8/2015	10/8/2015	Non-Callable		Fixed Constant		0.090	$650,000,000
6/4/2015	313379DT3	6/8/2015	6/8/2018	12/8/2015	Non-Callable		Fixed Constant		1.250	$25,000,000
6/4/2015	313379EE5	6/8/2015	6/14/2019	6/14/2015	Non-Callable		Fixed Constant		1.625	$15,000,000
6/4/2015	313379FW4	6/8/2015	6/9/2017	6/9/2015	Non-Callable		Fixed Constant		1.000	$30,000,000
6/4/2015	313379Q69	6/8/2015	6/10/2022	6/10/2015	Non-Callable		Fixed Constant		2.125	$15,000,000
6/4/2015	313383HU8	6/8/2015	6/12/2020	6/12/2015	Non-Callable		Fixed Constant		1.750	$30,000,000
6/5/2015	3130A5LG2	6/9/2015	11/9/2015	11/9/2015	Non-Callable		Fixed Constant		0.130	$100,000,000
6/5/2015	3130A5LJ6	6/11/2015	12/11/2015	12/11/2015	Non-Callable		Fixed Constant		0.160	$500,000,000
6/5/2015	3130A5LL1	6/22/2015	6/22/2017	12/22/2015	Optional Principal Redemption	American	Fixed Constant	6/22/2016	0.850	$25,000,000
6/5/2015	3130A5LQ0	6/10/2015	11/10/2015	11/10/2015	Non-Callable		Fixed Constant		0.130	$150,000,000
6/5/2015	3130A5MC0	6/17/2015	12/17/2018	12/17/2015	Optional Principal Redemption	Bermudan	Fixed Constant	9/17/2015	1.625	$25,000,000

(1) Call/Amortization Type Description:

Optional Principal Redemption Bonds (Callable Bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the Bond.
Indexed Amortizing Notes (Indexed Principal Redemption Bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the Bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the Bond.

(2) Call Style Description:

Indicates whether the Bond is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American Bonds are redeemable continuously on and after the first redemption date until maturity.
Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.
European Bonds are redeemable on a particular date only.
Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
Multi-European Bonds are redeemable on particular dates only.

(3) Rate Type Description:

Fixed Bonds generally pay interest at constant fixed rates over the life of the Bond, according to the terms of the Bond.
Variable Bonds may pay interest at different rates over the life of the Bond, according to the terms of the Bond.

(4) Rate Sub-Type Description:

Constant Bonds generally pay interest at fixed rates over the life of the Bond, according to the terms of the Bond.
Single Index Floater Bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the Bond.
Step Down Bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the Bond, according to the terms of the Bond.
Step Up Bonds generally pay interest at increasing fixed rates for specified intervals over the life of the Bond, according to the terms of the Bond.
Step Up/Down Bonds generally pay interest at various fixed rates for specified intervals over the life of the Bond, according to the terms of the Bond.
Zero Coupon Bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the Bond, with principal and interest paid at maturity; or upon redemption to the extent exercised prior to maturity.
Capped Floater Bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the Bond.
Dual Index Floater Bonds have an interest rate determined by two or more indices, according to the terms of the Bond.
Leveraged/Deleveraged Bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the Bond: multiplier > 1 — leveraged; multiplier < 1 — deleveraged.
Inverse Floater Bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the Bond.
Stepped Floater Bonds pay interest based on an increasing spread over an index, according to the terms of the Bond.
Range Bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the Bond.
Ratchet Floater Bonds pay interest subject to increasing floors, according to the terms of the Bond, such that subsequent coupons may not be lower than the previous coupon.